UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)             April 30, 2004

THE DAYTON POWER AND LIGHT COMPANY

(Exact name of registrant as specified in its charter)

OHIO

1-2385

31-0258470

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1065 WOODMAN DRIVE, DAYTON, OHIO		45432
(Address of principal executive offices)		(Zip Code)

937-224-6000
(Registrant’s telephone number, including area code)

NONE
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)  Exhibits

The following exhibit is filed herewith:

3(a)   Code of Regulations of The Dayton Power and Light Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Dayton Power and Light Company
(Registrant)

Date:	April 30, 2004	/s/ Stephen F. Koziar
Stephen F. Koziar
President and Chief Executive Officer